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EXHIBIT 10(A)

               [Sutherland, Asbill & Brennan, L.L.P. Letterhead]


                                 April 24, 1997



Board of Directors
Southland Life Insurance Company
5780 Powers Ferry Road, N.W.
Atlanta, Georgia 30327-4390


Directors:

We hereby consent to the reference to our name under the caption "Legal Matters" in the statement of additional information filed as part of post-effective amendment number 2 to the Registration Statement on Form N-4 (File No. 33-89574) filed by Southland Life Insurance Company and Southland Separate Account A1 with the Securities and Exchange Commission. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                            Very truly yours,

                            SUTHERLAND, ASBILL & BRENNAN, L.L.P.


                            By: /s/ Stephen E. Roth
                               -----------------------------
                                    Stephen E. Roth